FOURTH AMENDMENT TO
                         AMENDED AND RESTATED REVOLVING
                             AND TERM LOAN AGREEMENT


                  THIS FOURTH AMENDMENT TO AMENDED AND RESTATED REVOLVING AND TERM LOAN AGREEMENT (this "Amendment"), made by and among Cavalier Homes, Inc., a Delaware corporation ("Cavalier Homes"), Quality Housing Supply, LLC, a Delaware limited liability company, Cavalier Manufacturing, Inc., a Delaware corporation, Cavalier Industries, Inc., a Delaware corporation,
Delta Homes, Inc., a Mississippi corporation, Cavalier Enterprises, Inc., a Delaware corporation, Cavalier Associated Retailers, Inc., a Delaware corporation, Quality Certified Insurance Services, Inc., an Alabama corporation, Cavalier Asset Management, Inc., a Delaware corporation, Cavalier Manufacturing Asset Co., Inc., a Delaware corporation, Cavalier Industries Asset Co., Inc., a Delaware corporation, Cavalier Enterprises Asset Co., Inc., a Delaware corporation, Cavalier Real Estate Co., Inc., a Delaware corporation, and CIS Financial Services, Inc., an Alabama corporation (formerly Cavalier Acceptance Corporation) ("CIS Financial") (collectively, the "Initial Participating Subsidiaries"; Cavalier Homes and the Initial Participating Subsidiaries, together with all entities who hereafter become Participating Subsidiaries or Participating Partnerships, being hereinafter sometimes collectively referred to as the "Borrowers"), and First Commercial Bank, an Alabama state banking corporation ("Lender"), is dated as of the 25th day of October, 2002.


                                R E C I T A L S :


         WHEREAS, Cavalier Homes, the Initial Participating Subsidiaries and Lender entered into that certain Amended and Restated Revolving and Term Loan Agreement dated as of March 31, 2000, as amended by that certain First
Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of September 29, 2000, as further amended by that certain Second Amendment to Amended and Restated Revolving and Term Loan Agreement dated as of May 4, 2001, and as further amended by that certain Third Amendment to Amended and Restated Revolving and Term Loan Agreement entered into during June 2002 (as heretofore amended, the "Agreement"), pursuant to which Lender made available, subject to the terms and conditions thereof, to such Borrowers, a revolving loan in the maximum principal amount of up to $35,000,000 (the "Revolving Loan"), and to CIS Financial, a term loan facility of up to $35,000,000 (the "Term Loans"); provided, however, that the collective outstanding balances of the Revolving Loan and all of the Term Loans may not exceed $35,000,000;


         WHEREAS, the Agreement amended and restated in its entirety that certain Revolving, Warehouse and Term Loan Agreement dated as of February 17, 1994, as amended by that certain First Amendment to Revolving, Warehouse and Term Loan Agreement dated as of March 14, 1996, as further amended by that certain Second Amendment to Revolving, Warehouse and Term Loan Agreement dated as of June 1, 1998, by and among Cavalier Homes and certain of the Initial Participating Subsidiaries;


         WHEREAS, the Revolving Loan is currently evidenced by that certain Amended and Restated Revolving Note in the original principal amount of $35,000,000 dated as of March 31, 2000, as amended by that certain Modification to Amended and Restated Revolving Note dated as of September 29, 2000, and as further amended by that certain Second Modification to Amended and Restated Revolving Note entered into during June 2002 (as heretofore amended, the "Revolving Note"); and


         WHEREAS, Borrowers have requested that Lender agree to extend the Loan Termination Date from November 21, 2003 until April 15, 2005, and Lender is willing to do so, but only on the express condition, among others, that Borrowers enter into this Amendment, pursuant to which the Agreement shall be amended and modified.


         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree, each with the other, as follows:


        1. Unless otherwise defined herein or unless the context shall expressly indicate otherwise, all capitalized terms which are used herein shall have their respective meanings given to them in the Agreement.

        2. Schedule I of the Agreement is hereby amended to amend and restate the definition of "Loan Termination Date" in its entirety as follows:

        "Loan Termination Date" means, (i) with respect to the Revolving Loan, the earlier of (A) April 15, 2005 or (B) the date to which the maturity of the Revolving Note may be accelerated pursuant to Section 9.2 of the Agreement; and (ii) with respect to any Term Loan, the earlier of (A) the maturity date of the applicable Term Note or (B) the date to which the maturity of the applicable Term Note may be accelerated pursuant to Section 9.2 of the Agreement."

        3. Section 7.3(A)(2) of the Agreement is hereby amended and restated in its entirety to read as follows:

          (2) The sum of (A) plus (B) below must be not less than $58,000,000.00 at all times:

              (A) Consolidated Tangible Net Worth, plus
              (B) (i) in fiscal year 2000, the treasury stock purchased by Cavalier Homes in year 2000, valued at cost, (ii) in fiscal year
          2001, the treasury stock purchased by Cavalier Homes in years 2000 and 2001, valued at cost, (iii) in fiscal year 2002, the treasury stock purchased by Cavalier Homes in years 2000, 2001 and 2002, valued at cost, (iv) in fiscal year 2003, the treasury stock purchased by Cavalier Homes in years 2000, 2001, 2002 and 2003, valued at cost, (v) in fiscal year 2004, the treasury stock purchased by Cavalier Homes in years 2000, 2001, 2002, 2003 and 2004, valued at cost, and (vi) in fiscal year 2005, the treasury stock purchased by Cavalier Homes in years 2000, 2001, 2002, 2003, 2004 and 2005, valued at cost.

              In addition to the requirements specified above, Cavalier Homes' minimum Consolidated Tangible Net Worth requirement shall be automatically increased by the net proceeds received by Cavalier Homes in connection with any issuance or conversion of capital stock.


        4. As conditions to the effectiveness of this Amendment, Borrowers shall
(a) have paid to Lender its fully earned and nonrefundable commitment fee of $61,980.00, (b) have executed and delivered to Lender that certain Third Modification to Amended and Restated Revolving Note dated of even date herewith ("Third Modification") and (c) have delivered to Lender such documentation as may be requested by Lender, or its counsel, to satisfy Lender that each of the Third Modification and this Amendment has been duly authorized, executed and delivered on behalf of each Borrower, constitutes the valid and binding obligations of each Borrower, and is entitled to the security of the Agreement and the Security Documents.

        5. Notwithstanding the execution of this Amendment, all of the indebtedness evidenced by each of the Notes, as amended, shall remain in full force and effect, and any Collateral described in any agreement providing security for any Obligation of the Borrowers or any of them so defined to include the Notes, as amended, or any of them, shall remain subject to the liens, pledges, security interests and assignments of any such agreements as security for the indebtedness evidenced by each of the Notes, as amended, the Obligations, and all other indebtedness described therein; nothing contained in this Amendment shall be construed to constitute a novation of any of the indebtedness evidenced by the Notes, as amended, or to release, satisfy, discharge or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of any of the indebtedness evidenced by the Notes, as amended; (b) the liens, pledges, security interests, assignments and conveyances effected by the Agreement, the Security Documents and any other agreement securing any of the Notes, as amended, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other Person that may now or hereafter be liable under or on account of any of the Notes, as amended, or any agreement securing any or all of the Notes, as amended; or (d) any other security or instrument now or hereafter held by Lender as security for or as evidence of any of the above-described indebtedness. Without in any way limiting the foregoing, (i) each Borrower acknowledges and agrees that the indebtedness evidenced by each of the Notes, as amended, is and shall remain secured by the Collateral described in the Agreement and in the Security Documents and (ii) Cavalier Homes specifically, in its capacity as guarantor under those certain Continuing Guaranty Agreements dated February 17, 1994, March 14, 1996, June 1, 1998 and March 31, 2000, by Cavalier Homes in favor of Lender (the "Guaranty Agreements"), acknowledges and agrees that the "Liabilities" (as defined in the Guaranty Agreements) of CIS Financial which are unconditionally guaranteed by Cavalier Homes shall in no way be modified, altered or impaired by this Amendment.

        6. Borrowers, jointly and severally, hereby represent and warrant to Lender that (a) the officers of each Borrower executing this Amendment have been duly authorized to do so and such amendment and the Agreement are valid and binding upon each Borrower which is a party thereto in every respect, enforceable in accordance with their terms, (b) each and every representation and warranty set forth in Article VI of the Agreement is true and correct as of the date hereof, and (c) no Event of Default, nor any event that, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing.

        7. Unless otherwise expressly modified or amended hereby, all terms and conditions of the Agreement as heretofore amended shall remain in full force and effect, and the same, as amended hereby, are hereby ratified and confirmed in all respects.

        8. This Amendment shall inure to and be binding upon and enforceable by Borrowers and Lender and their respective successors and assigns.

        9. This Amendment may be executed in one or more counterparts, each of which when executed and delivered shall constitute an original. All such counterparts shall together be deemed to be one and the same instrument. The parties agree that any facsimile signature of any party on any counterpart original of this Amendment shall be deemed to be an original signature of such party for all purposes and shall fully bind the party whose facsimile signature appears on the counterpart original.






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


         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, by and through their respective duly authorized officers, as of the day and year first above written.


                              BORROWERS:

                                       CAVALIER HOMES, INC.


                              By:  /s/ Michael R. Murphy             [L.S.]
                                   ----------------------------------------
                                   Michael R. Murphy
                              Its: Vice President
                                                 -------------------------


                                       QUALITY HOUSING SUPPLY, LLC


                              By:  /s/ Michael R. Murphy             [L.S.]
                                   ----------------------------------------
                                   Michael R. Murphy
                              Its: Secretary
                                            ------------------------------


                                       CAVALIER MANUFACTURING, INC.


                              By:  /s/ Michael R. Murphy             [L.S.]
                                   ----------------------------------------
                                   Michael R. Murphy
                              Its: Secretary
                                            -------------------------------


                                       CAVALIER INDUSTRIES, INC.


                              By:  /s/ Michael R. Murphy            [L.S.]
                                   ---------------------------------------
                                   Michael R. Murphy
                              Its: President
                                            ------------------------------


                                       DELTA HOMES, INC.


                              By:   /s/ Michael R. Murphy            [L.S.]
                                    ---------------------------------------
                                    Michael R. Murphy
                              Its:  Secretary
                                             -----------------------------


                                       CAVALIER ENTERPRISES, INC.


                              By:   /s/ Michael R. Murphy            [L.S.]
                                    ---------------------------------------
                                    Michael R. Murphy
                              Its:  Vice President
                                                   -----------------------


                                       CAVALIER ASSOCIATED RETAILERS, INC.


                              By:   /s/ Michael R. Murphy            [L.S.]
                                    ---------------------------------------
                                    Michael R. Murphy
                              Its:  Vice President
                                                   -----------------------

                                       QUALITY CERTIFIED INSURANCE
                                       SERVICES, INC.


                              By:  /s/ June M. Martin                  [L.S.]
                                   ---------------------------------------
                                   June M. Martin
                              Its: Secretary
                                              ----------------------------


                                        CAVALIER ASSET MANAGEMENT, INC.


                              By:  /s/ Michael R. Murphy            [L.S.]
                                   ---------------------------------------
                                   Michael R. Murphy
                              Its: President
                                              ----------------------------


                                        CAVALIER MANUFACTURING ASSET
                                        CO., INC.


                              By:   /s/ Michael R. Murphy          [L.S.]
                                    -------------------------------------
                                    Michael R. Murphy
                              Its:  Vice President
                                                    ---------------------


                                        CAVALIER INDUSTRIES ASSET CO., INC.


                              By:   /s/ Michael R. Murphy         [L.S.]
                                    ------------------------------------
                                    Michael R. Murphy
                              Its:  Vice President
                                                     --------------------


                                        CAVALIER ENTERPRISES ASSET CO., INC.


                              By:   /s/ Michael R. Murphy         [L.S.]
                                    ------------------------------------
                                    Michael R. Murphy
                              Its:  Vice President
                                                     --------------------


                                        CAVALIER REAL ESTATE CO., INC.


                              By:   /s/ Michael R. Murphy         [L.S.]
                                    ------------------------------------
                                    Michael R. Murphy
                              Its:  President
                                                -------------------------



                                        CIS FINANCIAL SERVICES, INC.


                              By:   /s/ June M. Martin               [L.S.]
                                    ------------------------------------
                                    June M. Martin
                              Its:  Secretary
                                                -------------------------

                              LENDER:

                                        FIRST COMMERCIAL BANK


                              By:   /s/ Jim Williams                  [L.S.]
                                    ----------------------------------------
                                    Jim Williams
                              Its:  Vice President
                                                 --------------------------